U.S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

     Date of Report (Date of earliest event reported):  November 20, 2002

                       -----------------------------

                             1-800-ATTORNEY, Inc.
      (Exact name of small business issuer as specified in its charter)

                         Commission File No.  0-27994
                         ----------------------------

               Florida                                  59-3203301
   -------------------------------                 ------------------
   (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                Identification Number)


                           186 Attorneys.com Court
                            Lake Helen, FL  32744
                                 386-228-1000
                          -------------------------
                        (Address and telephone number
                       of principal executive offices)

ITEM 4.  Changes in Registrant's Certifying Accountant

    (a)(1)(i) On November 20, 2002, Ernst & Young LLP advised 1-800-ATTORNEY, Inc. (the "Company") that it had resigned from the client-auditor relationship between the Company and Ernst & Young LLP.

    (ii) Ernst & Young LLP's reports on the Company's financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

    (iii) Regulation S-K Item 304(a)(1)(iii) is not applicable.

    (iv) During the two most recent fiscal years and any subsequent interim period through November 20, 2002, there have not been any disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

    (v)   Regulation S-K Item 304(a)(1)(v) is not applicable.

    (a)(2) The Company has commenced the process of retaining a new independent auditor. That process is not yet complete.

    (a)(3) The Company provided Ernst & Young LLP with a copy of the disclosures contained in Item 4(a)(1) above. Ernst & Young LLP's response is attached hereto as Exhibit 99.1.

    (b) The Company has commenced the process of retaining new independent auditors. That process is not yet complete.



Item 7.  Financial Statements and Exhibits

    (a)  Exhibits

         1. Letter from Ernst & Young LLP to the Company dated November 26, 2002

         2. Letter from Ernst & Young LLP to the Company dated November 20, 2002

                                  SIGNATURES


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          1-800-ATTORNEY, Inc.


Date: November 27, 2002                   /s/ James M. Koller
      -----------------                   -----------------------
                                          Chief Financial Officer

                                                                   Exhibit 99.1
                                                                   ------------

ERNST & YOUNG                  Ernst & Young LLP          Phone: (407) 872-6600
                               Suite 1700                 www.ey.com
                               390 North Orange Avenue
                               Orlando, FL  32801-1671


EXHIBIT 1 TO FORM 8-K



November 26, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


Gentlemen,

We have read Item 4 of Form 8-K dated November 26, 2002, of 1-800-ATTORNEY, Inc. and are in agreement with the statements contained in paragraphs (a) (1) (i),
(a) (1) (ii), (a) (1) (iv), and (a) (3) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                    Very truly yours,

                                    /s/ Ernst & Young LLP

                                                                   Exhibit 99.2
                                                                   ------------


ERNST & YOUNG                   Ernst & Young LLP         Phone: (407) 872-6600
                                Suite 1700                www.ey.com
                                390 North Orange Avenue
                                Orlando, FL  32801-1671


November 20, 2002


Mr. James M. Koller
Chief Financial Officer
1-800-ATTORNEY, Inc.
186 Attorneys.com Court
Lake Helen, FL  32744-0280


Dear Mr. Koller,

This is to confirm that the client-auditor relationship between 1-800-ATTORNEY, Inc. (Commission File No. 0-27994) and Ernst & Young LLP has ceased.

                                            Very truly yours,

                                            /s/ Ernst & Young LLP

                                            Ernst & Young LLP



cc: Office of the Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission
    Mail Stop 11-3
    450 Fifth Street, N.W.
    Washington, D.C. 20549





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